UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 1, 2006
Date of Report (Date of Earliest Event Reported)
The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-05749	000000000
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

c/o State Street Bank and Trust Company	02206-5049
2 Avenue de Lafayette, 6th Floor,	(Zip Code)
P.O. Box 5049, Boston, Massachusetts
(Address of Principal Executive Offices)
1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the monthly Insight report of the Fund’s Listed Investment Manager.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 24, 2006

By: /s/ Thomas J. Reyes Name: Thomas J. Reyes
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager